The Mosaic Company Goldman Sachs Fifteenth Annual Agricultural Biotech Forum February 9, 2011 Larry Stranghoener Executive Vice President and Chief Financial Officer Exhibit 99.1

Good morning everyone.  I’m delighted to have the opportunity to speak with you today about Mosaic, our strong market position in both potash and phosphate and the outstanding long-term outlook for the crop nutrient industry.
We’d like to thank Bob Koort and Lindsey Drucker Mann for coverage of the sector and sponsoring this conference.
This is a great time to be in the ag business.  The world needs crop nutrients to meet food demand and Mosaic is positioned to capitalize on this long-term opportunity.

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such
statements include, but are not limited to, statements about future strategic plans and other statements about future financial and operating results, including statements about the proposed split-off by Cargill, Incorporated of its equity interest in The Mosaic Company and related transactions (the “Split-Off”), the terms and effects of the proposed Split-Off, the nature and impact of the proposed Split-Off and benefits of the proposed Split-Off.  Such statements are based upon the current beliefs and expectations of The Mosaic Company’s management and are subject to significant risks and uncertainties. These risks and uncertainties include but are not limited to risks and uncertainties arising from the predictability and volatility of, and customer expectations about, agriculture, fertilizer, raw material, energy and transportation markets that are subject to competitive and other pressures and economic and credit market conditions; the level of inventories in the distribution channels for crop nutrients; changes in foreign currency and exchange rates; international trade risks; changes in government policy; changes in environmental and other governmental regulation, including greenhouse gas regulation and implementation of the U.S.
Environmental Protection Agency’s numeric water quality standards for the discharge of nutrients into Florida lakes and streams; further developments in the lawsuit involving the federal wetlands permit for the extension of the Company’s South Fort Meade, Florida, mine into
Hardee County, including orders, rulings, injunctions or other actions by the court or actions by the plaintiffs, the Army Corps of Engineers or others in relation to the lawsuit, or any actions the Company may identify and implement in an effort to mitigate the effects of the lawsuit;
other difficulties or delays in receiving, or increased costs of, or revocation of, necessary governmental permits or approvals; the effectiveness of the Company’s processes for managing its strategic priorities; adverse weather conditions affecting operations in Central
Florida or the Gulf Coast of the United States, including potential hurricanes or excess rainfall; actual costs of various items differing from management’s current estimates, including, among others, asset retirement, environmental remediation, reclamation or other environmental obligations, or Canadian resource taxes and royalties; accidents and other disruptions involving Mosaic’s operations, including brine inflows at its Esterhazy, Saskatchewan, potash mine and other potential mine fires, floods, explosions, seismic events or releases of hazardous or volatile chemicals; the possibility that the expected timeline for the proposed Split-Off may be delayed or the proposed Split-Off may not occur, or that there may be difficulties with realizing the benefits of the proposed Split-Off; and other risks and uncertainties reported from time to time in The Mosaic Company’s reports filed with the Securities and Exchange Commission. Actual results may differ from those set forth in the forward-looking statements.
Safe Harbor Statement
2

Before I proceed, I would like to remind you that our presentation contains forward-looking statements.  The statements include, but are not limited to, statements about  future financial and operating results.  They are based upon management’s beliefs and expectations as of today’s date, February 9, 2011 and are subject to significant risks and uncertainties.  Actual results may differ materially from those projected in the forward-looking statements.  Additional information concerning factors that could cause actual results to differ materially from those in the forward-looking statements is included in our reports filed with the Securities and Exchange Commission.

In connection with the proposed Split-Off, a registration statement on Form S-4 that has been filed with the
Securities and Exchange Commission includes a preliminary proxy statement/prospectus for the stockholders of
The Mosaic Company. The Mosaic Company will mail the final proxy statement/prospectus to its stockholders. INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT
WHEN IT BECOMES AVAILABLE. IT WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain a free copy of the proxy statement (when available) and other documents filed by The
Mosaic Company at the Securities and Exchange Commission’s web site at http://www.sec.gov.
Certain Information Regarding Participants:
The Mosaic Company and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from its stockholders in connection with the proposed Split-Off. Information concerning the interests of The Mosaic Company’s participants in the solicitation is set forth in The Mosaic Company’s proxy statements and Annual Reports on Form 10-K, previously filed with the Securities and Exchange Commission, and in the proxy statement relating to the Split-
Off when it becomes available.
Important Information
3

Slide three summarizes important information about the proxy statement/prospectus that we have filed with the SEC in preliminary form and that you should read when available in final form.

Introduction
• Strategic overview
– Mosaic is the leading P&K company in the world
– Orderly distribution of shares held by Cargill
• Business overview
– Potash growth through expansions
– Largest integrated phosphate producer – low cost
and geographic advantage
• Market outlook
– Crop nutrient markets extremely tight due to a
variety of supply and demand factors
– Healthy farmer economics support continued
investment in crop nutrients
4

This morning I will first review Mosaic’s strategy.  We are very upbeat about the long-term fundamentals of our business and continue to position ourselves for the growth of this sector.
I’ll also provide a brief overview of the recently announced plan to work with Cargill for an orderly distribution of its
Mosaic shares.
Next, I will review each of our two business lines.
Finally, I will discuss our market outlook and today’s favorable conditions.

Leader in Potash and Phosphate
5
Source:  IFA, company reports and Mosaic estimate
WORLD’S LARGEST P&K COMPANIES
0 1 2 3 4 5 6 7 8 9
Mosaic
PotashCorp
Belaruskali
Israel Chemicals
OCP
K+S
Silvinit
Uralkali
GCT
Yuntianhua
MILLION TONNES PRODUCTION, 3 YEAR AVERAGE
K2O
P2O5

As the leading producer of potash and phosphate, there is no company better positioned to capture the growth in crop nutrient markets.
Farmers need to plant record areas and harvest ever increasing yields to meet the world’s accelerating appetite for grains and oilseeds.  That implies strong growth in global crop nutrient markets.
Strong agricultural markets have contributed to high demand for our products.  This comes at a time when producer inventories are low and there are growing supply concerns.

Strategic Overview
As a global leader in crop nutrients, Mosaic
is positioned to benefit from attractive long-
term agricultural fundamentals:
Potash – grow volume
– Brownfield expansion program
Phosphates – grow value
– Leverage scale and geographic location
– Extend phosphate reserves
Global distribution assets aligned with
production
6

At Mosaic, our focus is on shareholder value creation, driven by the attractive fundamentals of our business. Our mission is to help the world grow the food it needs. We run our business with a long-term view – and this view is compelling!
We are executing well on our strategy. In Potash, we are growing volume by pursuing brownfield expansion opportunities.  In Phosphates, we are focusing on growing the value of our business and maintaining our position as one of the lowest cost phosphate producers in the world.  Our expansive global distribution network, aligned with our
North American production assets, provides us access to the largest global markets on a counter seasonal basis.
Over time, the combination of two strong product lines has produced great returns for our shareholders.  Our balanced portfolio of both potash and phosphate gives more stability to our sales volumes and cash flow than single nutrient focused companies.

Transaction Benefits
Enhances long-term strategic and financial flexibility by facilitating exit of majority shareholder
Increases Mosaic’s public float – improving attractiveness of stock
Greater stock liquidity, removes Cargill overhang, satisfies public float criteria for potential future inclusion in S&P 500 index
Number of outstanding shares unchanged; no dilution to earnings per share
Robust balance sheet remains intact and operations unchanged
7
Mosaic well positioned to capture
positive industry fundamentals

As most of you know, Mosaic and Cargill recently agreed to a transaction that will result in the distribution of Cargill’s
64% stake in Mosaic to Cargill’s shareholders and debt holders.
This transaction will enhance Mosaic’s long-term strategic and financial flexibility by facilitating the exit of our majority shareholder.
This transaction came about because of Cargill’s desire to maintain its private company status while meeting the diversification and distribution needs of charitable trusts formed through the estate planning of one of Cargill’s largest shareholders.
The release of these shares will increase Mosaic’s liquidity and public float.  We will also satisfy the 50% public float requirement for potential inclusion in the S&P 500 index.
Note that there will be no change to the number of shares or the economic rights associated with those shares. The transaction has been designed to ensure an orderly distribution and to minimize disruption to the market.  There is significant investor interest in our sector and we believe ample demand exists to expand our shareholder base.
Finally, this transaction will not have any impact on operations and our balance sheet will remain intact.

Recapitalization

Common shares 115 million
- Identical to existing publicly traded stock

Class A restricted shares 60 million
- Same voting and economic rights as common
- Subject to transferability restrictions, not publicly traded

Class B restricted shares 111 million
- 10 votes per share solely for election of directors, otherwise same voting and economic rights as common
- Subject to transferability restrictions, not publicly traded

Split-Off

Cargill 107 million
- All Common, expected to be exchanged with Cargill debt holders

Charitable Trusts 110 million
- 8 million Common
- 60 million Class A
- 42 million Class B

Other Cargill Shareholders 69 million
- All Class B

Mosaic

Cargill’s 286 million Mosaic shares will be recapitalized into three new classes to comply with IRS rules regarding tax free split-offs.  Cargill will then distribute all shares to debt holders and participating Cargill shareholders in a split off transaction.
Recapitalization and Split-Off
8
Amount of shares to be exchanged with Cargill shareholders and debt holders represent estimates

Now, let me give you a very brief overview of the transaction.
The distribution will take place in three steps.  Slide seven illustrates the first two steps.  Slide eight summarizes the third step.
First, Mosaic will recapitalize its shares into three classes.  Of Cargill’s 286 million shares, an estimated 179 million will be converted into Class A and Class B restricted shares.  These shares will have the same economic rights as common shares but will be subject to transferability restrictions.  To comply with tax rules regarding tax free split offs, the Class
B shares will be high vote shares solely with respect to the election of directors.  The Class B shares can be converted to Class A shares at the discretion of Mosaic’s Board of Directors post closing.
Next, Cargill will exchange its Mosaic shares with its debt holders, the charitable trusts and other Cargill shareholders in a split off transaction.

Orderly Distribution
9
Formation Offerings Post – Formation Offerings
Up to approximately 107 million shares
from debt/equity exchange, 49.5 million
shares from Charitable Trusts.
Offerings to take place within 15 months
after closing
Beginning 2 ½ years from closing, 1/3
shares remaining after formation offerings
held by Charitable Trusts and other Cargill
shareholders become eligible to be
distributed annually
Closing 6-9 months <15 months 2.5 years 3.5 years 4.5 years
Initial
Formation
Offering
Second
Formation
Offering
Additional
offerings until
157 million
shares sold
Released
share offering
Released
share offering
Released
share offering
Amount of shares to be exchanged with Cargill shareholders and debt holders represent estimates

In the third step, we have planned for an orderly distribution of all 286 million shares to occur over the next several years.  These shares will be distributed to the public markets in a series of registered secondary offerings.
The first offering, which we expect to be the largest, will occur at the closing of the recapitalization and split off.  We anticipate closing will take place in the second calendar quarter of this year.  Remaining shares may be made available in a series of offerings designed to minimize disruptions to the market. A total of up to 157 million shares will be distributed within the first 15 months from closing.
In summary, this transaction will give us a freer hand to control our own destiny.  We will all benefit from the long-term strategic and financial flexibility that, as a fully independent company, will enable us to capitalize on the dynamic crop nutrient environment in which we operate.
Now, I would like to move to a review of our phosphate and potash businesses before I finish with an overview of the market.

MURIATE OF POTASH CAPACITY
MILLION TONNES KCL
0 2 4 6 8 10 12 14
PotashCorp
Mosaic
Belaruskali
Silvinit
ICL
Uralkali
K+S
Qinghai
APC
Agrium
A Leading Global Potash Producer
10
World capacity
approximates 74 million
tonnes (all potash
products)
Mosaic FY10 MOP
production share
– 12% Global
– 38% North America
World scale & efficient
operations
Brownfield expansions
underway
Peaking capacity for PotashCorp, Mosaic and K+S
Source:  Fertecon, Mosaic

First, let’s talk about potash.
Mosaic is one of the world’s top producers of potash with an estimated 12% of global market share. Potash is produced in only 14 countries in the world, and agricultural giants such as China, India and Brazil depend on imports.

Potash – Grow Volume
Projected additional annual capacity of 5.1
million tonnes
Multiple projects spanning a decade
Reversion of 1.3 million tonnes currently
produced for a third party under a tolling
agreement expected soon
11

The world will need substantially more potash this decade. In the long term, we forecast demand growth of 3.5 – 4%
per year.
We believe the best way to meet long-term demand growth is through brownfield expansions at existing mine sites.
Our ongoing expansions in Canada are expected to increase annual capacity by over five million tonnes by 2020, ensuring that we will maintain our position as one of the premier potash companies in the world.
In addition, we have allocated up to 1.3 million tonnes of annual peaking capacity for Potash Corp under a tolling agreement.  As many of you know, the expiration date for this agreement is the subject of a dispute currently pending before the Saskatchewan courts. We believe that our obligation to provide tonnes to PCS ends this coming summer, at which time these tonnes revert to us.

Potash Capacity Expansions
12
PROJECTED CAPACITY
MILLION TONNES
0
2
4
6
8
10
12
14
16
18
2011 2013 2015 2017 2019 2021
FISCAL YEAR
Existing Tolling In progress Future
INVESTMENT
($ IN BILLIONS)
PEAKING
CAPACITY
(MILLION TONNES)
ESTIMATED
CONSTRUCTION
COMPLETION
(FISCAL YEAR)
IN PROCESS
Belle Plaine 0.5 0.6 2012
Colonsay 0.7 0.7 2014
Esterhazy 2.0 1.8 2011-17
FUTURE
Belle Plaine 1.4 2016-19
Colonsay 0.6 2016
5.1
Tolling agreement 1.3
Capacity at May 31, 2010 10.4
16.8

Our potash expansion program consists of nearly a dozen separate, multi-year projects at our three Canadian mines.
We have made good progress on a number of these projects and we can adjust the pace of these projects in response to supply/demand dynamics.
We expect this additional capacity to begin coming on-line over the next few years.  Within a decade, we expect our capacity to reach almost 17 million tonnes of finished product.
Our biggest project is the construction of the K3 shaft at Esterhazy.  We are currently drilling freeze holes and anticipate shaft sinking to begin in  calendar 2012.
As our expansions come on line, we expect our increased sales and production volumes to lead to lower per tonne costs.
Our industry leadership, together with our investments to expand capacity, places us in a strong competitive position to leverage the growth of this market.

Rebounding Potash Demand
Positive potash market
fundamentals:
Producers running hard to
keep up
Lean inventories
Healthy farmer economics
Expect 2011 global
shipments of 53 to 56 million
tonnes
13
Source:  Fertecon and Mosaic
WORLD MOP DEMAND
MILLION TONNES
0
10
20
30
40
50
60
00 01 02 03 04 05 06 07 08 09 10F 11F
CALENDAR YEAR

Turning to demand, the potash market is very tight and we expect 2011 global shipments to rival the record of 2007.
Producers are running hard to keep up with strong demand and inventories remain low.
The strong North American fall season was a catalyst for potash demand and we see this trend continuing through this spring. Export prices are increasing and narrowing the gap with domestic prices as demonstrated by the recent agreement between Canpotex and our Chinese customers.
Lean inventories, solid crop prices and healthy farmer economics all point to a great future for potash.
As we bring on new capacity to meet increased potash demand over the coming years, we expect the higher sales volume from our Potash business to favorably contribute to our profitability and company valuation.

FINISHED PHOSPHATE CAPACITY
MILLION TONNES
0 2 4 6 8 10
Mosaic
YTH
OCP
Kailin
IFFCO
PhosAgro
Wengfu
GCT
Eurochem
Vale
Crop Nutrients
Feed
World’s Largest Phosphate Producer
World capacity
approximates 80 million
tonnes (DAP/MAP/TSP)
Mosaic FY10 phosphate
production share
– 13% Global
– 56% North America
World scale & efficient
operations
Source:  company reports, Mosaic
14

Now, let’s move to phosphate.
Mosaic produces more phosphate crop nutrient and animal feed products than any other company in the world by a wide margin.  We rank among the lowest cost producers in the industry today due to:
•The tight vertical integration of our phosphate rock mining and processing operations;
•The large scale of our mines and chemical plants;
•The important location advantages we have from being situated on the Gulf of Mexico and the Mississippi River;
•And, our international distribution business.

Phosphates – Grow
Value
Leverage scale and location
– Low cost producer
– Cost advantaged sulfur, competitive ammonia
– Procurement leverage
Operational excellence
– Maintenance practices
– Capital deployment
– Energy use and co-generation capacity
– Improve coordination of sales and operations
planning
Grow MicroEssentials
®
sales
Extend phosphate reserves
15

In order to strengthen our competitive advantage, we are focusing on four strategic priorities for our Phosphates business:
First, we are working on several initiatives to leverage our scale and geographic  location.  We have a strong competitive position due to low rock and conversion costs as well as preferential geographic access to sulfur and ammonia.
Next, we are focused on operational efficiency.  We are implementing  improved processes for maintenance, capital deployment, energy use and co-generation capacity.  Our global sales and operations teams are working closely together to optimize production planning in order to reduce operating costs.
Another highlight of our Phosphates segment is MicroEssentials
®
, a premium product that incorporates sulfur and other
micronutrients.  We have over ten years of research trials demonstrating value to famers through higher yields.  We are on pace to sell over one million tonnes this fiscal year and are converting existing capacity to produce up to two million tonnes annually.
Finally, we continue work to secure the mineral resource base for our U.S. operations and to obtain advantaged access to rock reserves elsewhere in the world.  One recent example is our joint venture rock mine in Peru.  As many of you know, a permit needed to continue operations at our South Fort Meade mine is the subject of a lawsuit.  We are pursuing a number of strategies to mitigate the impacts of this lawsuit.  The process for the South Fort Meade permit was robust and we believe it is not a matter of if we receive the permit, but rather a matter of when.

Record Phosphate Demand
Positive phosphate market
fundamentals:
Strong demand
Lean inventories
Healthy farmer economics
Expect 2011 global
shipments of 59 to 61 million
tonnes
16
Source:  Fertecon and Mosaic
WORLD PROCESSED PHOSPHATE DEMAND
MILLION TONNES
0
10
20
30
40
50
60
70
00 01 02 03 04 05 06 07 08 09 10F 11F
CALENDAR YEAR

Phosphate fundamentals are constructive and we expect the phosphate market to remain snug for several years.  In
2011, we expect record demand coupled with supply uncertainties to keep this market tight during the remainder of this fertilizer year.
Large shipments to both domestic and offshore destinations have tightened the global phosphate market.  Producer stocks remain at low levels and grain prices have been supportive.
Since last summer, prices have rebounded and stayed at levels around $600 per tonne FOB Tampa. Now, dealers are positioning product for the North American spring season.
We forecast processed phosphate demand will grow to a record 59 to 61 million tonnes in 2011.
In addition to strong demand, several supply uncertainties are exacerbating the situation.  Questions about the Ma’aden startup in Saudi Arabia, shut down of Agrifos and Fertiberia phosphate operations, raw material uncertainty, changes in
China’s export duties and permit litigation at our own South Fort Meade mine have all contributed to the tight market conditions.

Solid Financial Position
TOTAL CASH AND CASH EQUIVALENTS LESS DEBT*
$ IN BILLIONS
(3)
(2)
(1)
-
1
2
3
31-May-06 31-May-07 31-May-08 31-May-09 31-May-10 30-Nov-10
PERIOD END
17
* See appendix for reconciliation of Cash and Cash Equivalents less Debt

As we have noted, our overall strategy is to capitalize on attractive long-term agricultural fundamentals by investing in and reengineering our Potash and Phosphate businesses.
Through the ups and downs of the markets we serve, we have created long-term value through sound capital allocation decisions.  Our strong cash flow has allowed us to build one of the strongest balance sheets in the industry despite the economic downturn.  We have demonstrated our willingness and ability to make investments, to divest non-strategic assets and to return cash to shareholders, as appropriate.
Our cash allocation priorities include investing in our business, maintaining a large liquidity buffer, funding strategic opportunities, maintaining our credit rating and distributing cash to shareholders.
In addition, when Cargill is no longer a majority shareholder, we will have additional flexibility as we evaluate M&A opportunities and shareholder distributions.

Accelerated Grain and Oilseed Use
18
Disappointing global
harvests
Strong agricultural
commodity prices
Need to re-stock crop
nutrients in the
distribution pipeline and in
many farm fields
Source:  USDA, lighter bars indicate recession years
WORLD GRAIN AND OILSEED PRODUCTION
AND USE
BILLION TONNES
1.8
2.0
2.2
2.4
2.6
2.8
00/01 02/03 04/05 06/07 08/09 10/11F
CROP YEAR
Use Production

Let me finish with a few thoughts on the market outlook which look great from any angle we can see.
As you can see, grain and oilseed use has grown slowly, but consistently.  History has proven that economic slowdowns don’t have a large negative impact on food consumption – people need to eat regardless of the economic climate.  The most recent global economic downturn was no exception.
On the production side, we have seen significant increases over the past three years.  This growth has come from increased harvested land and above trend yields.  However, we need to continue this above trend growth just to stay even with projected use.

Stocks Remain at Low Levels
19
Days of use remains at
low levels
Stocks still not at secure
levels
2011 new crop prices
signaling farmers to
expand planted area and
intensify cropping
practices
WORLD GRAIN AND OILSEED STOCKS
MILLION TONNES
0
100
200
300
400
500
600
700
90/91 94/95 98/99 02/03 06/07 10/11F
CROP YEAR
0
20
40
60
80
100
120
Stocks Days of Use
DAYS OF USE
Source:  USDA

Dramatic improvement in production has not translated into improving stocks.  World grain and oilseed stocks continue to remain at low levels.  We believe global grain and oilseed stocks still are not at levels secure enough to withstand weather or other shocks over a period of time.
Over this past year, we have seen droughts in Russia and the Southern Cone, and floods in Australia that have affected grain and oilseed production.
Corn looks especially tight at only 56 days of use estimated for the end of this crop year. That is the second lowest ratio since the early 1970s.  This ratio is even lower if you exclude India and China which hold large strategic reserves.

Farmer Economics
20
CROP NUTRIENT AFFORDABILITY IN THE U.S
CROP NUTRIENT PRICE INDEX/CROP PRICE INDEX
0.0
0.5
1.0
1.5
2.0
2.5
3.0
2000 2002 2004 2006 2008 2010
CALENDAR YEAR
Average
Farmer profitability remains
at healthy levels:
Grain prices high relative
to historical prices
Input costs well below
their highs
Similar conditions for
cotton, rice and palm oil
China, Brazil and India
farm economics at, or
near, record levels
Crop Nutrient Price Index:  NPK weighting based on US nutrient use from 2005/06 thru
2007/08, indexed to average prices in 2000 = 100
Crop Price Index:  Crop price weighting based on Corn/Wheat/Soybean US acreage in
2007, indexed to average prices in 2000 = 100
Source:  Mosaic

Another factor we keep an eye on is grain pricing.  Farm profitability remains at healthy levels.
Grain prices are at relatively high levels compared to historical prices.  At the same time, farmer input costs have fallen from their high levels of 2008 and 2009.  This has allowed farmers to remain profitable.
The graph on this slide shows that the cost of crop nutrients, relative to grain prices, is well within historic norms.
Similar conditions exist for other crops such as cotton, rice and palm oil.
In China, Brazil and India, farm economics are at record or near record levels due to high domestic crop prices and, in the case of India, subsidized input costs.

Key Points
Cargill distribution will give us additional
flexibility to pursue M&A and shareholder
distributions in the future
Potash brownfield expansions on track to
add five million tonnes additional capacity
Largest integrated phosphate producer –
low cost, geographic advantage and
expanding reserves
Confluence of supply and demand factors
keeping crop nutrient markets extremely
tight
Healthy farmer economics support
continued investment in crop nutrients
21

Let me recap with a few key points.
First, Cargill’s exit as majority shareholder will give us additional flexibility to pursue strategic opportunities and shareholder distributions.  We will ensure this exit is accomplished in an orderly manner.
Second, expected potash demand growth requires that we continue to expand our production capacity.
Third, we are the largest integrated phosphate producer in the world.  We have very low production costs, we have advantaged access to raw materials through our location on the US Gulf coast, and, we are expanding our sources of rock.
Fourth, a confluence of supply and demand factors will keep crop nutrient markets extremely tight until new supply comes on-line.
Finally, crop prices are providing farmers with the incentive to apply optimal amounts of crop nutrient in order to maximize yield.
Mosaic is well positioned in both potash and phosphate to take advantage of these favorable market conditions.

Thank you

Thank you for your time today. Now, I will be glad to answer any questions you may have.

Appendix
23
As of Period End
Cash and Cash
Equivalents
Short-Term Debt
Current
Maturities
Long-Term Debt Total Debt Net (Debt) Cash
31-May-06
173.3 152.8 69.3 2,388.1 2,610.2 (2,436.9)
31-May-07
420.6 138.6 403.8 1,818.1 2,360.5 (1,939.9)
31-May-08
1,960.7 133.1 43.3 1,375.0 1,551.4 409.3
31-May-09
2,703.2 92.7 43.3 1,256.5 1,392.5 1,310.7
31-May-10
2,523.0 83.1 15.2 1,245.6 1,343.9 1,179.1
30-Nov-10
3,659.4 54.5 466.3 788.4 1,309.2 2,350.2
Reconciliation of Cash and Cash Equivalents less Debt
Source: Cash and cash equivalents from 10Q/10K as filed.  Total debt includes Short term debt, current maturities of long-term debt, long-term debt less current maturities and long-term debt due to Cargill Inc. and Affiliates.  We believe this non-GAAP measure provides additional information regarding the liquidity and financial position of the Company.